UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MGE Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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Additional information mailed to MGE Energy shareholders on or about April 4, 2025.

Your **Vote** Counts!

MGE ENERGY, INC.

2025 Annual Meeting

Vote by May 19, 2025 11:59 PM ET. For shares held in a Plan, vote by May 15, 2025 11:59 PM ET.

MGE ENERGY, INC.
133 SOUTH BLAIR STREET
P.O. BOX 1231
MADISON, WI 53701-1231

V63360-P25229

You invested in MGE ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2025.**

Get informed before you vote.

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually during the Meeting*

May 20, 2025
11:00 AM Central Time

Virtually at:
www.virtualshareholdermeeting.com/mgee2025

*Please check the meeting materials for any special requirements for meeting participation.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT.

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class III Directors	
1a.	Daniel J. Kelly	For
1b.	James L. Possin	For
1c.	Noble L. Wray	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2025.	For
3.	Advisory Vote: Approval of the compensation of the named executive officers as disclosed in the proxy statement under the heading "Executive Compensation."	For

The Proxies shall have the discretion to vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V63361-P25229